                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 8, 2002

                         ------------------------------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

          TEXAS                         1-31447                 74-0694415
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


            1111 LOUISIANA
            HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (713) 207-3000

ITEM 5.           OTHER EVENTS.

         Credit Facility. On November 8, 2002, CenterPoint Energy, Inc. announced that it had successfully negotiated a new $1.310 billion senior secured credit facility at its transmission and distribution subsidiary, CenterPoint Energy Houston Electric, LLC. For additional information regarding the new facility, please refer to CenterPoint Energy, Inc.'s press release attached to this report as Exhibit 99.1 which is incorporated by reference herein.

         Reliant Resources Trading Matter. On October 29, 2002, Reliant Resources, Inc. (RRI) announced that a review of its trading activities had identified a series of four related natural gas financial swap transactions that should not have been recorded in the company's records. According to RRI, the transactions had the effect of decreasing its net income approximately $13 million in 2000 and increasing net income by the same amount in 2001. RRI further reported that it had determined, after discussion with its independent auditors and the staff of the Securities and Exchange Commission, that a restatement of its prior period financial statements was not required.

         At the time of the transactions described above, RRI was a subsidiary of Reliant Energy, Incorporated, the predecessor of the CenterPoint Energy. CenterPoint Energy distributed all of its shares of RRI common stock to shareholders of CenterPoint Energy on September 30, 2002. CenterPoint Energy has concluded based on discussions with its external auditors that no restatement of its prior period financial statements is required.

                           FORWARD LOOKING STATEMENTS

         Some of the statements in the press release incorporated by reference herein are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those expressed or implied by these statements. In some cases, you can identify our forward-looking statements by the words "anticipates," "believes," "continue," "could," "estimates," "expects," "forecast," "goal," "intends," "may," "objective," "plans," "potential," "predicts," "projection," "should," "will," or other similar words.

         CenterPoint Energy has based its forward-looking statements on its management's beliefs and assumptions based on information available at the time the statements are made. CenterPoint Energy cautions you that assumptions, beliefs, expectations, intentions and projections about future events may and often do vary materially from actual results. Therefore, actual results may differ materially from those expressed or implied by CenterPoint Energy's forward-looking statements. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and CenterPoint Energy undertakes no obligation to update or revise publicly any forward-looking statements.


         The following list identifies some of the factors that could cause actual results to differ from those expressed or implied by CenterPoint Energy's forward-looking statements:

o state and federal legislative and regulatory actions or developments, including deregulation, re-regulation and restructuring of the electric utility industry, constraints placed on CenterPoint Energy's activities by the Public Utility Holding Company Act of 1935, changes in or application of laws or regulations applicable to other aspects of CenterPoint Energy's business and actions with respect to, among other things:

         -- approval of stranded costs;

         -- allowed rates of return;

         -- rate structures;

         -- recovery of investments; and

         -- operation and construction of facilities;

o non-payment for CenterPoint Energy's services due to financial distress of its customers;

o the successful and timely completion of CenterPoint Energy's capital projects;

o industrial, commercial and residential growth in CenterPoint Energy's service territory and changes in market demand and demographic patterns;

o        changes in business strategy or development plans;

o        unanticipated changes in interest rates or rates of inflation;

o        unanticipated changes in operating expenses and capital expenditures;

o        weather variations and other natural phenomena;

o commercial bank and financial market conditions, CenterPoint Energy's access to capital, the cost of such capital, receipt of certain approvals under the Public Utility Holding Company Act of 1935, and the results of CenterPoint Energy's financing and refinancing efforts, including availability of funds in the debt capital markets;

o        actions by rating agencies;

o        legal and administrative proceedings and settlements;

o        changes in tax laws;

o significant changes in CenterPoint Energy's relationship with its employees, including the availability of qualified personnel and the potential adverse effects if labor disputes or grievances were to occur;

o significant changes in critical accounting policies material to CenterPoint Energy;

o acts of terrorism or war, including any direct or indirect effect on CenterPoint Energy's business resulting from terrorist attacks such as occurred on September 11, 2001 or any similar incidents or responses to those incidents;

o        the availability and price of insurance;

o the outcome of the pending securities lawsuits against Reliant Energy, Incorporated and Reliant Resources, Inc.;

o the outcome of the SEC investigation relating to the treatment in CenterPoint Energy's consolidated financial statements of certain activities of Reliant Resources, Inc.;

o the ability of Reliant Resources, Inc. to satisfy its indemnity obligations to CenterPoint Energy;

o the reliability of the systems, procedures and other infrastructure necessary to operate the retail electric business in CenterPoint Energy's service territory, including the systems owned and operated by the independent system operator in the Electric Reliability Council of Texas, Inc.;

o political, legal, regulatory and economic conditions and developments in the United States; and

o        other factors discussed in CenterPoint Energy's filings with the SEC.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.

         The following exhibit is filed herewith:

         99.1 Press Release issued November 8, 2002 regarding new credit facility

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          CENTERPOINT ENERGY, INC.




Date: November 8, 2002                    By:    /s/ JAMES S. BRIAN
                                              ----------------------------------
                                                 James S. Brian
                                                 Senior Vice President and Chief
                                                 Accounting Officer

                                  EXHIBIT INDEX




         Exhibit
         Number                Exhibit Description
         -------               -------------------
          99.1              Press Release issued November 8, 2002
                            regarding new credit facility